Delaware Group Equity Funds IV

Delaware Smid Cap Growth Fund
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated July 29, 2022, as amended, and
Statement of Additional Information dated July 29, 2022, as amended and restated November 2, 2022

Effective April 28, 2023 (the “Effective Date”), the Fund will change its name from Delaware Smid Cap Growth Fund to Delaware Mid Cap Growth Equity Fund. Accordingly, all references to Delaware Smid Cap Growth Fund in the Fund’s prospectus and statement of additional information will be replaced with Delaware Mid Cap Growth Equity Fund.

Upon the Effective Date, the Fund will change its benchmark index from the Russell 2500 Growth Index to the Russell Midcap Growth Index.

Upon the Effective Date, the Fund’s 80% policy will change and the following will replace the second paragraph of the section of the Fund’s prospectus entitled “Fund summary – Delaware Smid Cap Growth Fund – What are the Fund’s principal investment strategies?”:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-capitalization companies (80% policy). The Fund may invest in both domestic and foreign mid-capitalization companies. For purposes of this Fund, mid-capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. The index listed above is used for purposes of determining range and not for targeting portfolio management. As of January 31, 2023, the Russell Midcap Growth Index had a market capitalization range between $105.1 million and $53.8 billion. The market capitalization range for the Russell Midcap Growth Index will change on a periodic basis. A company’s market capitalization is determined based on its current market capitalization. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The Fund may invest in a limited number of stocks.

Upon the Effective Date, the following will be added as a new fourth paragraph in the section of the Fund’s prospectus entitled "How we manage the Fund – Our principal investment strategies":

The Fund’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that the Manager believes have the ability to maintain growth over the longer term); stable growth (companies that the Manager believes are well-managed, have durable business models and are producing moderated, yet reliable, earnings growth but that are not the fastest growth companies within the mid-capitalization growth universe); and unrecognized growth (companies, in the Manager’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert growth).

Upon the Effective Date, the following will replace the information in the section of the Fund’s prospectus entitled "How we manage the Fund – The Securities in which the Fund typically invests – Foreign securities and American depositary receipts (ADRs)":

Foreign securities are securities of issuers which are classified by index providers, or by an investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. ADRs are typically issued by a US bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on US securities exchanges in the same way as other US securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Fund uses them: Although the Fund may invest up to 25% of its net assets in securities of foreign issuers, investing in securities of foreign issuers is not a principal strategy of the Fund. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Determinations to purchase depositary receipts will be based on relevant factor(s) in the Manager’s sole discretion.

Upon the Effective Date, the following will replace the first paragraph in the section of the Fund’s statement of additional information entitled “Investment Strategies and Risks – Foreign Investments”:

Each Fund may invest in securities of foreign companies. Delaware Mid Cap Growth Equity Fund will not invest, at the time of purchase, more than 25% of its net assets in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) or, as described above, in certain depositary receipts) and more than 10% of its net assets in emerging markets securities. Delaware Healthcare Fund may invest, at the time of purchase, up to 50% of its total assets in non-US companies and up to 25% of its total assets in companies located in emerging markets.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.